CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Morty Schaja the President of the RiverPark Funds Trust (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended September 30, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 7, 2023

/s/ Morty Schaja
Morty Schaja
President

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Andrew Metzger, the Chief Financial Officer and Treasurer of the RiverPark Funds Trust (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended September 30, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 7, 2023

/s/ Andrew Metzger
Andrew Metzger
Chief Financial Officer and Treasurer